UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2015

UBIQUITI NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35300 (Commission File Number)	32-0097377 (IRS Employer Identification No.)

2580 Orchard Parkway

San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 942-3085

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             Results of Operations and Financial Condition.

On August 6, 2015, Ubiquiti Networks, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the fiscal quarter ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

The Company hereby furnishes the information relating to its preliminary financial results for the fiscal quarter ended June 30, 2015 set forth in the press release issued on August 6, 2015 and which is incorporated herein by reference. This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 8.01             Other Events.

Business Fraud

On June 5, 2015, the Company determined that it had been the victim of a criminal fraud. The incident involved employee impersonation and fraudulent requests from an outside entity targeting the Company’s finance department. This fraud resulted in transfers of funds aggregating $46.7 million held by a Company subsidiary incorporated in Hong Kong to other overseas accounts held by third parties. As soon as the Company became aware of this fraudulent activity it initiated contact with its Hong Kong subsidiary’s bank and promptly initiated legal proceedings in various foreign jurisdictions. As a result of these efforts, the Company has recovered $8.1 million of the amounts transferred. Furthermore, an additional $6.8 million of the amounts transferred are currently subject to legal injunction and reasonably expected to be recovered by the Company in due course. The Company is continuing to pursue the recovery of the remaining $31.8 million and is cooperating with U.S. federal and numerous overseas law enforcement authorities who are actively pursuing a multi-agency criminal investigation. The Company may be limited in what information it can disclose due to the ongoing investigation. The ultimate amount of the loss will depend, in part, on the Company’s success in recovering the funds. The Company may not be successful in obtaining any insurance coverage for this loss. The Company currently believes this is an isolated event and does not believe its technology systems have been compromised or that Company data has been exposed. While this matter will result in some additional near-term expenses, the Company does not expect this incident to have a material impact on its business or its ability to fund the anticipated working capital, capital expenditures and other liquidity requirements of its ongoing operations.

The Audit Committee of the Company’s Board of Directors has conducted an independent investigation into this matter with the assistance of outside advisors. The investigation concluded on July 17, 2015. The investigation uncovered no evidence that our systems were penetrated or that any corporate information, including our financial and account information, was accessed. The investigation found no evidence of employee criminal involvement in the fraud. As a result of this investigation, the Company, its Audit Committee and advisors have concluded that the Company’s internal control over financial reporting is ineffective due to one or more material weaknesses. The Company has implemented enhanced internal controls over financial reporting since June 5, 2015 and is in the process of implementing additional procedures and controls pursuant to recommendations from the investigation.

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Share Repurchase Program

On August 4, 2015, the Board of Directors of the Company approved a $100 million stock repurchase program. Under the new stock repurchase program, the Company may repurchase up to $100 million of its common stock. The plan expires on June 30, 2016. As part of the share repurchase program, shares may be purchased in open market transactions, including through block purchases, through privately negotiated transactions, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Exchange Act. The timing, manner, price and amount of any repurchases will be determined in the Company's discretion and the share repurchase program may be suspended, terminated or modified at any time for any reason. The repurchase program does not obligate the Company to acquire any specific number of shares, and all open market repurchases will be made in accordance with Exchange Act Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2015, the Company entered into an agreement for advisory and interim management services with FTI Consulting, Inc. (“FTI Consulting” or “FTI”). In connection with this agreement, the Company appointed Mark C. Spragg as Interim Chief Accounting Officer effective August 4, 2015. FTI Consulting will receive a monthly fee of $185,000 for the advisory and interim management services provided by Mr. Spragg and one additional consultant to the Company.

Effective August 4, 2015 and in connection with the appointment of Mr. Spragg, Mr. Rohit Chakravarthy will no longer serve as Chief Accounting Officer of the Company. Mr. Chakravarthy’s duties as principal financial officer and principal accounting officer will be performed on an interim basis by Mr. Spragg. On August 4, 2015, Mr. Chakravarthy informed the Company of his intention to resign from the Company effective August 14, 2015 and he will remain available to the Company in an advisory capacity to assist with the transition of his responsibilities and other related matters. Mr. Chakravarthy’s resignation was not due to any disagreement with the Company regarding its operations, financial reporting, policies or procedures.

Mark C. Spragg, 54, has been a senior managing director in the Telecommunications, Media & Technology practice of FTI Consulting since joining FTI in 2002. Prior to joining FTI Mr. Spragg was a partner with a globally-recognized public accounting firm in their financial advisory services practice. Mr. Spragg has more than 30 years of experience in the public accounting, private industry and consulting sectors, and is a certified public accountant. He specializes in the telecommunications industry, including mobile wireless, satellite, subsea cable, and broadband. Mr. Spragg’s services to the Company are billed by FTI Consulting. He will not be separately compensated by the Company for his services as Interim Chief Accounting Officer.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated August 6, 2015.

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Forward Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “look”, "will", “anticipate”, “believe”, “estimate”, “expect”, "forecast", “consider” and “plan” and statements in the future tense are forward looking statements. The statements in this Current Report on Form 8-K that could be deemed forward-looking statements include statements regarding the nature and duration of the advisory and interim management services, our expectations for our financial results for the fourth quarter ended June 30, 2015, and statements regarding the criminal fraud event, including our plans and expectations regarding the recovery of the transferred funds and the timing related thereto, the ultimate amount of the loss, our belief that this is an isolated event and that our technology systems have not been compromised, expected additional near-term expenses, and our expectation that this event will not have a material impact on our business or ability to fund the anticipated working capital, capital expenditures and other liquidity requirements of our ongoing operations. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not limited to, fluctuations in our operating results; varying demand for our products due to the financial and operating condition of our distributors and their customers, and distributors' inventory management practices; political and economic conditions and volatility affecting the stability of business environments, economic growth, currency values, commodity prices and other factors that may influence the ultimate demand for our products in particular geographies or globally; impact of counterfeiting and our ability to contain such impact; our reliance on a limited number of distributors; inability of our contract manufacturers and suppliers to meet our demand; our dependence on Qualcomm Atheros for chipsets without a short-term alternative; as we move into new markets competition from certain of our current or potential competitors who may be more established in such markets; our ability to keep pace with technological and market developments; success and timing of new product introductions by us and the performance of our products generally; our ability to effectively manage the significant increase in our transactional sales volumes; we may become subject to warranty claims, product liability and product recalls; that a substantial majority of our sales are into countries outside the United States and we are subject to numerous U.S. export control and economic sanctions laws; costs related to responding to government inquiries related to regulatory compliance; our reliance on the Ubiquiti Community; our reliance on certain key members of our management team, including our founder and chief executive officer, Robert J. Pera; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; whether the final determination of our income tax liability may be materially different from our income tax provisions; the impact of any intellectual property litigation and claims for indemnification and litigation related to U.S. Securities laws and economic and political conditions in the United States and abroad. We discuss these risks in greater detail under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended June 30, 2014, and subsequent filings filed with the U.S. Securities and Exchange Commission (the SEC), which are available at the SEC's website at www.sec.gov. Copies may also be obtained by contacting the Ubiquiti Networks Investor Relations Department, by email at IR@ubnt.com or by visiting the Investor Relations section of the Ubiquiti Networks website, http://ir.ubnt.com. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our management's beliefs and assumptions only as of the date made. Except as required by law, Ubiquiti Networks undertakes no obligation to update information contained herein. You should review our SEC filings carefully and with the understanding that our actual future results may be materially different from what we expect.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015	Ubiquiti Networks, Inc.

	By:	/s/ Robert J. Pera
	Name:	Robert J. Pera
	Title:	Chief Executive Officer